                                                                    EXHIBIT 99.2

              PHYSICIANS INSURANCE COMPANY OF OHIO AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS



                                                                                              September 30,         December 31,
                                                                                                  1996                  1995
                                                                                             -------------         -------------
                                                                                              (Unaudited)
                                                                   ASSETS
Investments:
   Available for sale:
   Fixed maturities, at fair value (amortized cost $94,784,167  and $81,326,490)             $  93,810,473            81,573,579
      Equity securities, at fair value (cost $64,561,467  and $63,945,369)                     105,167,535            99,857,295
   Investment in affiliate, at equity                                                           28,086,983            32,974,930
   Short-term investments, at cost                                                              11,168,338             9,162,925
   Real estate                                                                                   1,623,201             3,038,750
                                                                                             -------------         -------------
           Total investments                                                                   239,856,530           226,607,479
Cash and cash equivalents                                                                       19,481,509            43,987,805
Premiums and other receivables, net                                                              7,530,332            10,927,156
Reinsurance receivables                                                                         91,929,975           100,719,416
Prepaid deposits and reinsurance premiums                                                        2,848,107            16,623,918
Accrued investment income                                                                        1,622,529             1,716,672
Property and equipment, net                                                                      5,422,442             5,538,348
Deferred policy acquisition costs                                                                5,123,414             2,894,644
Other assets                                                                                     5,212,208             6,439,127
Assets held in separate accounts                                                                 6,116,068             6,361,040
                                                                                             -------------         -------------
           Total assets                                                                      $ 385,143,114         $ 421,815,605
                                                                                             =============         =============


                                                             LIABILITIES
Policy liabilities and accruals:
   Unpaid losses and loss adjustment expenses, net of discount                               $ 213,293,973         $ 229,796,606
   Future policy benefits and claims payable                                                    12,321,044            15,576,716
   Annuity and other policyholders' funds                                                       31,711,044            31,976,176
   Unearned premiums                                                                            21,261,524            30,858,612
   Reinsurance balance payable                                                                   5,280,268             8,376,110
Deferred gain on retroactive reinsurance                                                         3,270,070             3,500,544
Other liabilities                                                                                6,261,076            11,749,700
Deferred tax liability                                                                           6,378,610             4,174,461
Liabilities related to separate accounts                                                         6,116,068             6,361,040
                                                                                             -------------         -------------
      Total liabilities                                                                        305,893,677           342,369,965
                                                                                             -------------         -------------
Minority Interest                                                                                 (176,842)               96,295
                                                                                             -------------         -------------

                                                        SHAREHOLDERS' EQUITY

Preferred stock, $1 par value, authorized 1,000,000 shares; none issued Common stock:
   Class A, $1 par value; authorized 8,000,000; issued 5,476,395 shares                          5,476,395             5,476,395
Additional paid-in capital                                                                      12,007,240            11,933,320
Net unrealized appreciation on investments                                                      26,658,979            23,827,817
Cumulative foreign currency translation adjustment                                                  35,910               (14,792)
Equity changes of investee company                                                                (588,814)             (979,066)
Retained earnings                                                                               42,461,621            39,906,703
                                                                                             -------------         -------------
                                                                                                86,051,331            80,150,377
Less treasury stock, at cost (Class A shares 590,198  in 1996 272,498 shares in 1995)            6,625,052              (801,032)
                                                                                             -------------         -------------
     Total shareholders' equity                                                                 79,426,279            79,349,345
                                                                                             -------------         -------------
     Total liabilities and shareholders equity                                               $ 385,143,114         $ 421,815,605
                                                                                             =============         =============

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

              for the nine months ended September 30, 1996 and 1995



                                                       Three Months Ended September            Nine Months Ended September 30,
                                                         1996                 1995               1996                   1995
                                                     ------------        ------------         ------------        ------------
                                                                (Unaudited)                              (Unaudited)
Revenues:
    Premium income                                   $  8,357,061        $  5,330,979         $ 22,850,617        $ 15,100,278
    Investment income, net                              2,714,268           3,026,858            7,767,565          10,163,108
    Realized gains on investments                       2,251,067           4,074,484            3,096,198           4,773,383
    Land sales                                          1,496,123           1,330,501
Commission income                                          74,344              38,834              406,588              92,143
    Other income                                          320,359           6,157,988              912,435           6,512,664
                                                     ------------        ------------         ------------        ------------
        Total revenues                                 13,717,099          18,629,143           36,529,526          37,972,077
                                                     ------------        ------------         ------------        ------------

Expenses:
    Loss and loss adjustment expenses                   6,445,518           5,275,201           15,542,124          15,404,893
    Benefits and claims                                   462,237              68,473              701,592             409,231
    Interest credited to policyholders                    573,572             613,135            1,737,346           1,819,218
    Policy acquisition costs                               38,292             125,905               74,742
    Land sales                                              1,438             (31,260)           1,406,741           1,335,406
    Insurance underwriting and other expenses           5,073,637           3,333,675           14,598,064           7,975,399
                                                     ------------        ------------         ------------        ------------
        Total expenses                                 12,594,694           9,259,224           34,111,772          27,018,889
                                                     ------------        ------------         ------------        ------------
    Equity in earnings of affiliate                       577,104                                  923,537          27,018,889
                                                     ------------         ------------        ------------        ------------

        Income before income taxes                      1,699,509           9,369,919            3,341,291          10,953,188

Provision (benefit) for federal income                    344,516          (5,507,417)             786,340          (5,468,698)
                                                     ------------        ------------         ------------        ------------
   taxes

          Net income                                 $  1,354,993        $ 14,877,336         $  2,554,951        $ 16,421,886
                                                     ============        ============         ============        ============


Net income per common share
          and common equivalent share                $       0.27        $       2.87         $       0.49        $       3.20
                                                     ============        ============         ============        ============


Weighted average shares outstanding                     5,074,348           5,132,468            5,265,012           5,190,821
                                                     ============        ============         ============        ============

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

              for the nine months ended September 30, 1996 and 1995

                                     -------


                                                                                              1996                  1995
                                                                                         -------------         -------------
                                                                                           (Unaudited)           (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                               $   2,554,951         $  16,421,886
Adjustments to reconcile net income to net cash provided by operating activities:
      Deferred taxes                                                                           745,672            (6,451,515)
      Depreciation and amortization                                                          2,677,166             1,748,782
      Realized gains on investments and property and equipment                              (3,184,701)           (4,773,388)
      Equity in income of affiliate                                                           (632,893)
      Changes in assets and liabilities, net of effects from acquisitions of businesses:
           Premiums and other receivables                                                    3,396,824            (5,041,067)
           Reinsurance recoverable and payable                                              19,469,410           (69,183,722)
           Accrued investment income                                                            94,143             2,380,716
           Deferred policy acquisition costs                                                (4,109,648)           (1,602,628)
           Unpaid losses and loss adjustment expenses                                      (16,502,633)           47,799,001
           Claims payable                                                                   (1,577,789)             (120,144)
           Unearned premiums                                                                (9,597,088)           10,430,777
           Other                                                                            (3,273,052)           (1,000,348)
                                                                                         -------------         -------------
      Net cash (used in) operating activities                                               (9,939,638)           (9,391,650)
                                                                                         -------------         -------------

CASH FLOWS FROM INVESTING ACTIVITIES: Proceeds from the sale of investments:
      Available for sale:
           Fixed maturities                                                                  6,787,590           111,921,092
           Equity securities                                                                38,823,287             7,216,031
Proceeds from maturity of investments:
      Available for sale:
           Fixed maturities                                                                  9,345,393            14,418,792
Purchases of investments:
      Available for sale:
           Fixed maturities                                                                (30,061,188)          (10,687,098)
           Equity securities                                                               (35,357,920)          (57,331,124)
Net (purchases) sales of short-term investments                                             (2,005,413)            1,641,505
Net sales of real estate                                                                     1,457,389             1,193,311
Proceeds from sale of property and equipment                                                    42,709                63,082
Purchases of property and equipment                                                           (222,903)           (1,073,859)
                                                                                         -------------         -------------
      Net cash (used in) provided by investing activities                                  (11,191,056)           67,361,732
                                                                                         -------------         -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of bank and other borrowings                                                         (77,129)
Net decrease in future policy benefits                                                      (3,255,672)             (120,614)
Net decrease in annuity and other policyholders' funds                                        (265,132)              792,434
Issuance of treasury stock                                                                      94,500               350,000
                                                                                         -------------         -------------
      Net cash (used in) provided by financing activities                                   (3,426,304)              944,691
                                                                                         -------------         -------------
Effect of exchange rate changes on cash                                                         50,702
                                                                                         -------------         -------------
      Net (decrease) increase in cash and cash equivalents                                 (24,506,296)           58,914,773

Cash and cash equivalents at beginning of year                                              43,987,805            21,058,769
                                                                                         -------------         -------------
      Cash and cash equivalents at end of period                                         $  19,481,509         $  79,973,542
                                                                                         =============         =============

               The accompanying notes are an integral part of the
                       consolidated financial statements.

             PHYSICIANS INSURANCE COMPANY OF OHIO AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                               -----------------

1.      Basis of Presentation

        The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The interim financial statements include all adjustments (all of which are normal and recurring, in nature) which, in the opinion of management, are necessary in order to make the financial statements not misleading. For further information, refer to the consolidated financial statements and footnotes included in the Company's Form S-4 Registration Statement effective October 3, 1996. Certain reclassifications have been made to conform to the current presentation.

2.      Subsequent Events

        On May 9, 1996, Physicians Insurance Company of Ohio ("PICO"), Guinness Peat Group plc ("GPG"), and the Ondaatje Corporation ("TOC") (TOC subsequently changed its name to Global Equity Corporation) entered into an agreement whereby GPG agreed to sell 850,000 Class A Shares of PICO common stock to TOC in two blocks, subject to regulatory approval at an average price of approximately US $18.00 per share. GPG agreed to sell the shares to TOC at a discount to market due to their status as restricted stock and in consideration of the quantity of shares to be purchased. On May 13, and June 4, 1996 TOC purchased the shares. Prior to these transactions, GPG owned approximately 40% of PICO common stock. Following these transactions, GPG and TOC own approximately 23% and 16% of PICO, respectively. The shares of PICO owned by TOC have been accounted for as treasury shares in the PICO consolidated financial statements.

3.      Pending Business Transaction

        On March 4, 1996 the Company and The Citation Insurance Group ("CIG") announced that they had signed a letter of intent for a stock-for-stock merger, pursuant to which the Company will become a wholly owned subsidiary of CIG. As a result of the combination, the shareholders of the Company will own 80 percent of the combined company. The definitive agreement to merge the two companies was signed on May 3, 1996. On November 7, 1996, the shareholders of the Company and CIG voted for the approval of the merger. The closing date of the transaction was November 20, 1996. Upon consummation of the merger, CIG's name was changed to "PICO Holdings, Inc."